                                                                   EXHIBIT 4.12

CUSIP NO.

REGISTERED NO. FIXR.                                           PRINCIPAL AMOUNT:



                           FEDERAL-MOGUL CORPORATION
                           MEDIUM-TERM NOTE, SERIES A
                   Due Nine Months or More from Date of Issue

                                  (Fixed Rate)

              [INSERT IF THE SECURITY IS TO BE A GLOBAL SECURITY -- THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

              UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS SECURITY IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:


PRINCIPAL AMOUNT:

ORIGINAL ISSUE DATE:              INTEREST RATE:                                 STATED MATURITY:

SPECIFIED CURRENCY:               OPTION TO ELECT PAYMENT IN U.S.                AUTHORIZED DENOMINATIONS
                                  DOLLARS (only applicable if Specified
                                  Currency is other than U.S. dollars):          (if Specified Currency is U.S. dollars):

                                  [ ] Yes            [ ] No                      $1,000 and any integral multiple
                                                                                 $1,000 in excess thereof


INDEXED CURRENCY:






                                                                                 (if Specified Currency is other than U.S.
                                                                                 dollars):

CURRENCY DETERMINATION                                                           THIS SECURITY IS A:
AGENT:

                                                                                 [ ] Global Security

                                                                                 [ ] Certificated Security (only
                                                                                 applicable if Specified Currency is
                                                                                 other than U.S. dollars)
INTEREST PAYMENT DATES:


OPTIONAL REDEMPTION:              INITIAL REDEMPTION DATE:                       REDEMPTION PRICE(S): Initially ___%
                                                                                 of Principal Amount and declining by
[ ] Yes       [ ] No                                                             ___% of the Principal Amount on each
                                                                                 anniversary of the Initial Redemption
                                                                                 Date until the Redemption Price is
                                                                                100% of the Principal Amount


OPTION TO ELECT REPAYMENT:        OPTIONAL REPAYMENT DATE(S):                   OPTIONAL REPAYMENT PRICE(S):

[ ] Yes       [ ] No


REPAYMENT PROVISIONS:



              If this Security was issued with "original issue discount" for purposes of Section 1273 of the Internal Revenue Code of 1986, as amended, the following shall be completed:


ORIGINAL ISSUE DISCOUNT           TOTAL AMOUNT OF OID:                           ISSUE PRICE (expressed as a
SECURITY:                                                                        percentage of aggregate principal amount):

[ ] Yes       [ ] No

YIELD TO MATURITY:                INITIAL ACCRUAL PERIOD OID:                    METHOD USED TO DETERMINE YIELD FOR
                                                                                 INITIAL ACCRUAL PERIOD:

                                                                                 [ ] Approximate        [ ] Exact


              FEDERAL-MOGUL CORPORATION, a corporation duly organized and existing under the laws of Michigan (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to __________________________ or registered assigns, the principal sum of
_____________________________ on the Stated Maturity shown above, and to pay interest thereon from and including the Original Issue Date shown above or from and including the last date in respect of which interest has been paid, as the case may be, to, but excluding, the next succeeding Interest Payment Date. Interest will be paid on the Interest Payment Dates shown above, commencing with the first such Interest Payment Date next succeeding the Original Issue Date shown above (except as provided below), at the rate per annum specified above, until the principal hereof is paid or made available for payment, and interest shall accrue on any overdue principal and on any overdue installment of interest (to the extent that the payment of such interest shall be legally enforceable) at the rate per annum in effect at the time such principal or
installment of interest, as the case may be, was due and payable.   The
interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 31 or November 30 (whether or not a Business Day, as defined), as the case may be, next preceding such Interest Payment Date; provided, however, that interest payable at the Stated Maturity or upon earlier redemption or repayment will be payable to the Person to whom principal shall be payable. Payments of principal and interest on Notes for which payments of principal and interest are made in equal installments over the life of the security ("Amortizing Notes"), will be made either quarterly on each March 15, June 15, September 15 and December 15 or semiannually on each June 15 and December 15 as set forth in the applicable Pricing Supplement, and at Stated Maturity or upon earlier redemption or repayment. Such payments will be payable to the person in whose name such Amortizing Note is registered at the close of business on the fifteenth day (whether or not a Business Day) next preceding the respective Interest Payment Date. If this Note was originally issued between a regular record date and an Interest Payment Date, the first payment of interest on this Note will be made on the Interest Payment Date following the next succeeding Regular Record Date to the Holder of this Note on such next succeeding Regular Record Date. Any interest not punctually paid or duly provided for shall be payable as provided in the Indenture.

              If this Note is denominated in a Specified Currency other than U.S. dollars, then the Holder may, by delivery of a written request to the Paying Agent (as defined) at its principal office on or prior to the applicable Regular Record Date or at least 15 days prior to the Stated Maturity, as the case may be, elect to receive all such payments in U.S. dollars. Such election will remain in effect until revoked by written notice received by the Paying Agent not later than the applicable Regular Record Date or at least 15 days prior to the Stated Maturity, as the case may be (but no such revocation may be made with respect to payments made on this Note if an Event of Default has occurred with respect hereto or upon the giving of a notice of redemption). In addition, if bid quotations for U.S. dollars of the type specified on the reverse side hereof are not available, the Currency Determination Agent (which shall be the Company unless otherwise set forth above) will be unable to exchange the Specified Currency for U.S. dollars and payments of principal and interest will be made in the Specified Currency. If the Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, payments will be made in U.S. dollars as described on the reverse side hereof.

              Payments in U.S. dollars of interest on this Note (other than interest payable at the Stated Maturity or upon earlier redemption or repayment) will be made by mailing a check to the Holder at the address of the Holder appearing in the Security Register on the applicable Regular Record Date. Principal and interest payable in U.S. dollars at the Stated Maturity or upon earlier redemption or repayment in respect of this Note will be paid in immediately available funds upon surrender of this Note at the principal office of the Paying Agent in Chicago, Illinois accompanied by wire transfer instructions. Payments in a Specified Currency other than U.S. dollars of interest and principal on this Note will be made by wire transfer to an account with a bank located in the country issuing the Specified Currency (or with respect to Notes denominated in European Currency Units, or "ECUs," Brussels), as shall have been designated by filing the appropriate information with the Trustee at its Corporate Trust Office at least 15 days prior to the Interest Payment Date or Stated Maturity, as the case may be, by the Holder, provided that, in the case of payment principal of (and premium, if any) and any interest due at the Stated Maturity, the Note is presented to the Paying Agent in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures.

              Interest will be computed on the basis of a 360-day year of twelve 30-day months.

              Reference is hereby made to the further provisions of this Note set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

              Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

              IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:

                                      FEDERAL-MOGUL CORPORATION



                                      By:___________________________
                                         Title:
(Corporate Seal)


Attest:



By:________________________________

Trustee's Certificate of Authentication

This is one of the Securities of the
series described herein and referred
to in the within-mentioned Indenture.


CONTINENTAL BANK, As Trustee



By:________________________________
     Authorized Signatory

                          [REVERSE SIDE OF SECURITIES]

                           FEDERAL-MOGUL CORPORATION
                           MEDIUM-TERM NOTE, SERIES A
                                  (Fixed Rate)


         Section 1. General. This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Company (herein called the "Securities"), of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture, dated as of August 12, 1994 (the "Indenture"), between the Company and Continental Bank, as Trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, and may otherwise vary as in the Indenture provided. This Note is one of a series designated as "Medium-Term Notes, Series A" of the Company, limited in aggregate principal amount to U.S. $200,000,000, (or, if Notes of this series are to be Original Issue Discount Notes or are to be denominated in one or more Specified Currencies or with the amount payable in respect of principal of or any premium or interest to be determined by reference to the value, rate or price of one or more specified indices ("Indexed Notes"), such principal amount as shall result in an aggregate initial offering price of Notes equivalent to no more than $200,000,000), or in such lesser amount as may be reduced by the sale of Securities of another series. References herein to "Notes" shall mean the Notes of said Series A.

         Section 2. Payments. (a) Interest on this Note will be payable semi-annually each June 15 and December 15 or as otherwise set forth herein (the "Interest Payment Dates") and at the Stated Maturity or upon earlier redemption or repayment.

         Interest payments on each Interest Payment Date for this Note will include accrued interest from and including the Original Issue Date or from and including the last date in respect of which interest has been paid, as the case may be, to, but excluding, such Interest Payment Date, except that at the Stated Maturity the interest payments will include accrued interest from and including the Original Issue Date, or from and including the last date in respect of which interest has been paid, as the case may be, to, but excluding, the Stated Maturity.

         (b) If this Note is denominated in other than U.S. dollars and if the Holder has made the election described in paragraph (c) below, payment in respect of this Note shall be made in U.S. dollars based on the highest indicated bid quotation for the purchase of U.S. dollars for the Specified Currency obtained by the Currency Determination Agent at approximately 11:00 A.M., New York City Time, on the second Business Day next preceding the applicable date (the "Conversion Date") from the bank composite or multi-contributor pages of the Quoting Source for three (or two if three are not available) major banks in The City of New York. The first three (or two) such banks selected by the Currency Determination Agent which are offering quotes on the Quoting Source will be used. If fewer than two such bid quotations are available at 11:00 A.M., New York City time, on the second Business Day next preceding the applicable payment date, such payment will be based on the noon buying rate in The City of New York for cable transfers for such Specified Currency as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") as of the second Business Day next preceding the applicable payment date. If the Market Exchange Rate for such date is not then available, such payment will be made in the Specified Currency, unless such Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, in which case payment will be made as described in paragraph (d) below. As used herein, the "Quoting Source" means Reuters Monitor Foreign Exchange Service, or if the Currency Determination Agent determines that such service is not available, Telerate Monitor Foreign Exchange Service, or if the Currency Determination Agent determines that neither service is available, such comparable display or other comparable manner of obtaining quotations as shall be agreed between the Company and the Currency Determination Agent. All currency exchange costs associated with any payment in U.S. dollars on this Note shall be borne by the Holder hereof by deductions from such payments.

         As used herein, "Business Day", means any Monday, Tuesday, Wednesday, Thursday or Friday that in the Place of Payment is not a day on which banking institutions are authorized or required by law, regulation or executive order to close.

         (c) If this Note is denominated in other than U.S. dollars, the Holder of this Note may elect to receive all such payments in U.S. dollars as described in paragraph (b) above by delivery of a written request to the Paying Agent at its principal office which must be received by the Paying Agent on or prior to the applicable record date or at least 15 calendar days prior to the Stated Maturity, as the case may be. Such election shall remain in effect unless and until revoked by written notice to the Paying Agent, but the Paying Agent must receive written notice of any such revocation on or prior to the applicable record date or at least 15 calendar days prior to the Stated Maturity, as the case may be (but no such revocation may be made with respect to payments made on this Note if an Event of Default has occurred with respect hereto or upon the giving of a notice of redemption). In the absence of manifest error, all determinations by the Currency Determination Agent shall be final and binding on the Company and the Holder of this Note.

         (d) If payment of this Note is required to be made in a Specified Currency (e.g. ECUs) other than U.S. dollars and on a payment date with respect to this Note such currency is unavailable, in the good faith judgment of the Company, due to the imposition of exchange controls or other circumstances beyond the Company's control, then all payments in respect of this Note shall be made in U.S. dollars until such currency unit is again available. Any payment made under such circumstances in U.S. dollars where the required payment is in a Specified Currency other than U.S. dollars will not constitute an Event of Default under the Indenture. The amount of each payment of U.S. dollars shall be computed on the basis of the equivalent of the currency unit in U.S. dollars, which shall be determined by the Currency Determination Agent on the following basis. The component currencies of the currency unit for this purpose (the "Component Currencies") shall be the currency amounts that were components of the currency unit as of the Conversion Date. The equivalent of the currency unit in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Component Currencies. The U.S. dollar equivalent of each of the Component Currencies shall be determined by the Currency Determination Agent on the basis of the Market Exchange Rate for each such Component Currency that is available as of the third Business Day prior to the date on which the relevant payment is due and for each such Component Currency that is unavailable, if any, as of the Conversion Date for such Component Currency.

         If the official unit of any Component Currency is altered by way of combination or subdivision, the number of units of that currency as a Component Currency shall be divided or multiplied in the same proportion. If two or more Component Currencies are consolidated into a single currency, the amounts of those currencies shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated Component Currencies expressed in such single currency. If any Component Currency is divided into two or more currencies, the amount of the original Component Currency shall be replaced by the amounts of such two or more currencies, the sum of which shall be equal to the amount of the original Component Currency.

         All determinations referred to above made by the Currency Determination Agent shall be at its sole discretion (except to the extent expressly provided herein or on the face hereof that any determination is subject to approval by the Company) and, in the absence of manifest error, shall be conclusive for all purposes and binding on the Holder of this Note and the Company, and the Currency Determination Agent shall have no liability therefor.

         (e) All percentages resulting from any calculations under this Note will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point (with five one-millionths of one percentage point being rounded upward) and all currency unit amounts used in or resulting from any such calculation in respect of the Notes will be rounded to the nearest one-hundredth of a unit (with five one-thousandths being rounded upward).

         (f) Until the Notes are paid or payment is duly provided for, the Company will, at all times, maintain a paying agent (the "Paying Agent") capable of performing the duties described herein to be performed by the Paying Agent. The Company has initially appointed the Trustee as the Paying Agent. The Company will notify the Holders of such Notes, in accordance with the Indenture, of any change in the Paying Agent or its address.

         Section 3. Redemption. If so specified in the face hereof, the Company may at its option redeem this Note in whole or from time to time in part on or after the date designated as the Initial Redemption Date on the face hereof at prices declining from a premium specified on the face hereof, if any, to par together with accrued interest to the date of redemption; provided, however, that interest installments due prior to the date fixed for redemption will be payable to the Holder of record at the close of business on the applicable Regular Record Date. The Company may exercise such option by causing a notice of such redemption to be mailed to each Holder by first class mail, postage prepaid, at least 30 but not more than 60 days prior to the date of redemption. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof. If less than all of the Notes with like tenor and terms to this Note are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

         Section 4. Repayment. If so specified on the face hereof, this Note will be repayable in whole or in part prior to the Stated Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof at a price equal to 100% of the principal amount hereof or, if this Note is a Discounted Security (as specified on the face hereof), at the applicable Option Repayment Price shown on the face hereof, together with accrued interest to the date of repayment; provided, however, that interest installments due prior to the date fixed for repayment will be payable to the Holder of record at the close of business on the applicable Regular Record Date. Any repayment in part will be in increments of $1,000 or the minimum denomination specified on the face hereof (provided that any remaining principal amount thereof shall be at least $1,000 or such minimum denomination). For any Note to be repaid, such Note must be received, together with the form thereon entitled "Option to Elect Repayment" duly completed, by the Trustee at its Corporate Trust Office (or such other address of which the Company shall from time to time notify the Holders) not more than 60 nor less than 30 days prior to the date of repayment. Exercise of such repayment option by the Holder will be irrevocable.

         In the case of Book-Entry Notes represented by a Global Security or Securities held by or on behalf of the Depositary, and registered in the name of the Depositary or the Depositary's nominee, the option for repayment may be exercised by the applicable participant that has an account with the Depositary, on behalf of the beneficial owners of the Global Security or Securities representing such Book-Entry Notes, by delivering a written notice substantially similar to the above mentioned form to the Trustee at its Corporate Trust Office (or such other address of which the Company shall from time to time notify the Holders), not more than 60 nor less than 30 days prior to the date of repayment. Notices of elections from participants on behalf of beneficial owners of the Global Security or Securities representing such Book-Entry Notes to exercise their option to have such Book-Entry Notes repaid must be received by the Trustee by 5:00 P.M., New York City time, on the last day for giving such notice. In order to ensure that a notice is received by the Trustee on a particular day, the beneficial owner of the Global Security or Securities representing such Book-Entry Notes must so direct the applicable participant before such participant's deadline for accepting instructions for that day. All notices shall be executed by a duly authorized officer of such participant (with signatures guaranteed) and shall be irrevocable. In addition, beneficial owners of the Global Security or Securities representing Book-Entry Notes shall effect delivery at the time such notices of election are given to the Depositary by causing the applicable participant to transfer such beneficial owner's interest in the Global Security or Securities representing such Book-Entry Notes, on the Depositary's records, to the Trustee.

         Section 5. Sinking Fund. Unless otherwise specified on the face hereof, the Notes will not be subject to any sinking fund.

         Section 6. Original Issue Discount Notes. Notwithstanding anything herein to the contrary, if this Note is an Original Issue Discount Note, the amount payable in the event of redemption or repayment, or declaration of acceleration following an Event of Default, prior to the Stated Maturity hereof in lieu of the principal amount due at the Stated Maturity hereof shall be the Amortized Face Amount of this Note as of the redemption date, the date of repayment or the date of declaration of acceleration, as the case may be. The "Amortized Face Amount" of this Note shall be the amount equal to the sum of
(i) the principal amount of such Note multiplied by the Issue Price (expressed, for this purpose, as a percentage of the principal amount of the Note) set forth on the face hereof plus (ii) the portion of the difference between the dollar amount determined pursuant to the preceding clause (i) and the principal amount of such Note that has accrued at the yield to maturity set forth on the face hereof (computed in accordance with generally accepted financial practices) to such date of declaration, but in no event shall the Amortized Face Amount of an Original Issue Discount Note exceed its principal amount.

         Section 7. Events of Default. In case an Event of Default, as defined in the Indenture, with respect to the Notes shall have occurred and be continuing, the Trustee or Holders of at least 25% in principal amount of the Notes outstanding may declare the principal amount of all the Notes, and upon such declaration such principal amount of all the Notes shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         Section 8. Modifications and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting, with certain exceptions as therein provided, the Holders of not less than a majority in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the right of the Holder of this Note, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

         Section 9. Authorized Denominations. Notes are issuable in registered form without coupons in the minimum denomination of $1,000, or the equivalent thereof in the Specified Currency, and in any larger amount that is an integral multiple of $1,000. Notes may be exchanged by the Holder hereof without charge except for any tax or other governmental charge imposed in connection therewith, for a like aggregate principal amount of Notes of other authorized denominations in the manner and subject to the limitations provided in the Indenture at the office or agency to be maintained by the Company for such purpose.

         Section 10. Registration of Transfer. Upon due presentment for registration of transfer of this Note at the office or agency of the Company maintained for such purpose one or more new Notes of authorized denominations, for an equal aggregate principal amount, will be issued to the transferee in exchange therefor subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

         If this Note is a Global Security (as specified on the face hereof), this Note is exchangeable only if (w) the Depositary notifies the Company and the Trustee in writing that it is unwilling or unable to continue as Depositary for this Global Security or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor Depositary is not appointed by the Company within 90 days, (x) the Company in its sole discretion determines that this Note shall be exchangeable for certificated Notes in registered form and delivers to the Trustee a written order as described in the Indenture that this Note shall be so exchangeable, or (y) there shall have occurred and be continuing an Event of Default or an event which, with the lapse of time or the giving of notice, or both, would constitute an Event of Default with respect to the Global Securities represented hereby or (z) there shall exist such other circumstances, if any, as specified for this purpose as contemplated by Section 301 of the Indenture, provided that this permanent Global Security shall be surrendered by the Depositary, or such other depositary as shall have been specified as provided in the Indenture, to the Trustee, as the agent for such purpose, to be exchanged, in whole or in part, for definitive Securities without charge, and the Trustee shall authenticate and deliver, in exchange for each portion of this permanent Global Security, an equal aggregate principal amount of definitive Securities, executed by the Company, of the same series of authorized denominations and of like tenor as the portion of this Global Security to be exchanged, which shall be in the form of registered Securities as provided in the Company's written order as described in the Indenture.

         Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, this global Note other than pursuant to clauses (w), (x), (y) or (z) above, shall be authenticated and delivered in the form of, and shall be, a Global Security. Except as provided above, owners of beneficial interests in this permanent global Note will not be entitled to receive physical delivery of Notes in certificated registered form and will not be considered the Holders thereof for any purpose under the Indenture.

         Section 11. Owners. Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any Paying Agent and the Security Registrar may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof, and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company nor the Trustee nor any Paying Agent nor any Security Registrar shall be affected by any notice to the contrary.

         Section 12. Defeasance; Proceedings. The Indenture contains provisions, which apply to this Note, for defeasance of (i) the entire indebtedness of this Note and (ii) certain restrictive covenants, subject in either case to compliance by the Company with conditions set forth in the Indenture.

         As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

         Section 13. Definitions. All capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them therein.

         Section 14. Governing Law. This Note shall be governed and construed in accordance with the law of the State of New York.

                           OPTION TO ELECT REPAYMENT

         The undersigned owner of this Note hereby irrevocably elects to have the Company repay the principal amount of this Note or portion hereof designated at the Optional Repayment Price indicated on the face hereof.

Dated:_____________            _______________________________________________
                               Signature
                               Sign exactly as name appears on the front of this Security [SIGNATURE GUARANTEE - required only if Securities are to be issued and delivered to other than the registered holder].

Principal amount to be repaid,        Fill in for registration of Securities if
if amount to be repaid is less        to be issued otherwise than to the then
principal amount of this Security     registered holder:
(principal amount remaining must
be an authorized denomination)

                                      Name:__________________________________
$__________________________           Address:_______________________________

                                              _______________________________
                                               (Please print name and address
                                               including zip code)


                                      SOCIAL SECURITY OR OTHER TAXPAYER ID
                                      NUMBER

                                      ______________________________________

                                 ABBREVIATIONS


         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common
         TEN ENT - as tenants by the entireties
         JT TEN - as joint tenants with right of survivorship and not as tenants in common

         UNIF GIFT MIN ACT -  --------------------Custodian--------------------
                                          (Cust)                 (Minor)
                                   Under Uniform Gifts to Minors Act

                                    -------------------------------------------
                                                      (state)

Additional abbreviations may also be used though not in the above list.

                          __________________________

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE






PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE


_______________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing _______________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:

                                       ________________________
                                               Signature

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

CUSIP NO.

REGISTERED NO. FLR                                             PRINCIPAL AMOUNT:
                                                               _________________


                           FEDERAL-MOGUL CORPORATION
                           MEDIUM-TERM NOTE, SERIES A
                   Due Nine Months or More from Date of Issue

                                (Floating Rate)


 [INSERT IF THE SECURITY IS TO BE A GLOBAL SECURITY -- THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

 UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS SECURITY IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

              IF APPLICABLE, THE "TOTAL AMOUNT OF OID", "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED
                  UNDER THE APPROXIMATE METHOD BELOW) WILL BE
                  COMPUTED SOLELY FOR PURPOSES OF APPLYING THE
            FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES

 THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:


ISSUE PRICE:

ORIGINAL ISSUE DATE:              INITIAL INTEREST RATE:                         Stated Maturity :

SPECIFIED CURRENCY:               OPTION TO ELECT PAYMENT IN U.S.                AUTHORIZED DENOMINATIONS
                                  DOLLARS (only applicable if
                                  Specified Currency is other than               (if Specified Currency is U.S. dollars):
                                  U.S. dollars):

                                  [ ] Yes       [ ] No                           $1,000 and any integral multiple of
                                                                                 $1,000 in excess thereof

INDEXED CURRENCY

                                                                                 (if Specified Currency is other than U.S. dollars):

CURRENCY DETERMINATION                                                           THIS SECURITY IS A:
AGENT:

                                                                                 [ ] Global Security

                                                                                 [ ] Certificated Security (only applicable if
                                                                                 Specified Currency is other than U.S. dollars)

INTEREST RESET PERIOD:            INTEREST RESET DATES:                          INTEREST DETERMINATION DATES:

CALCULATION DATES:                ACCRUED INTEREST FACTOR:


INTEREST PAYMENT PERIOD:          INTEREST PAYMENT DATES:


INDEX MATURITY:                   SPREAD (plus or minus):                        SPREAD MULTIPLIER:



MAXIMUM RATE:                     MINIMUM RATE:
                                  CALCULATION AGENT:                             BASE RATE: (check one)
                                                                                 [ ] Commercial Paper Rate
                                                                                 [ ] Federal Funds Rate
                                                                                 [ ] CD Rate
                                                                                 [ ] 11th District Cost of Funds Rate
                                                                                 [ ] Kenny Rate
                                                                                 [ ] LIBOR


                                  EXCHANGE RATE AGENT:                                [ ] LIBOR REUTERS
                                                                                      [ ] LIBOR TELERATE
                                                                                 [ ] Prime Rate
                                                                                 [ ] Treasury Rate
                                                                                 [ ] CMT Rate
                                                                                 [ ] Other
                                                                                     (see attached)

OPTIONAL REDEMPTION:              INITIAL REDEMPTION DATE:                       REDEMPTION PRICES(S):  Initially ___% of
[ ] Yes  [ ] No                                                                  Principal Amount and declining by ___% of the
                                                                                 Principal Amount on each anniversary of the
                                                                                 Initial Redemption Date until the Redemption Price
                                                                                 is 100% of the Principal Amount

OPTION TO ELECT REPAYMENT:        OPTIONAL REPAYMENT DATE(S):                    OPTIONAL REPAYMENT PRICE(S):
[ ] Yes  [ ] No



REPAYMENT PROVISIONS:


EXTENDIBLE MATURITY NOTE:         AMORTIZING NOTE:                               DISCOUNTED SECURITY:
                                                                                 [ ] Yes  [ ] No


DEPOSITARY:                       OTHER PROVISIONS:



 If this Security was issued with "original issue discount" for purposes of
Section 1273 of the Internal Revenue Code of 1986, as amended, the following shall be completed:



ORIGINAL ISSUE DISCOUNT           TOTAL AMOUNT OF OID:                           ISSUE PRICE (expressed as a percentage of
SECURITY:                                                                        aggregate principal amount):

[ ] Yes  [ ] No

YIELD TO MATURITY:                INITIAL ACCRUAL PERIOD OID:                    METHOD USED TO DETERMINE YIELD FOR INITIAL
                                                                                 ACCRUAL PERIOD:

                                                                                 [ ] Appropriate    [ ] Exact


 FEDERAL-MOGUL CORPORATION, a corporation duly authorized and existing under the laws of Michigan (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for
value received, hereby promises to pay to                                  ,
or registered assigns, the principal sum of on the Stated Maturity shown above, and to pay interest thereon from and including the Original Issue Date shown above or from and including the last date in respect of which interest has been paid, as the case may be, to, but excluding the next succeeding Interest Payment Date; provided, however, that if this Note has a daily or weekly Interest Reset Period, as shown above, such interest will be paid from and including the Original Issue Date shown above or from and including the last date in respect of which interest has been paid, as the case may be, to and including the Regular Record Date immediately preceding the applicable Interest Payment Date, except that at Maturity the interest payments will include accrued interest from and including the Original Issue Date, or from and including the last date in respect of which interest has been paid, as the case may be, to but excluding the Stated Maturity. Interest will be paid on the Interest Payment Dates shown above, commencing with the first such Interest Payment Date next succeeding the Original Issue Date shown above (except as provided below), at the rate per annum determined in accordance with the provisions on the reverse hereof, depending on the Base Rate specified above and the Spread, if any, or Spread Multiplier, if any, until the principal hereof is paid or made available for payment, and interest shall accrue on any overdue principal and on any overdue installment of interest (to the extent that the payment of such interest shall be legally enforceable) at the rate per annum in effect at the time such principal or installment of interest, as the case may be, was due and payable. The interest so payable and punctually paid or duly provided for on an Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or predecessors Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth day (whether or not a Business Day, as defined) next preceding such Interest Payment Date; provided, however, that interest payable at the Stated Maturity or upon earlier redemption or repayment will be payable to the Person to whom principal shall be payable. Payments of principal and interest on Notes for which payments of principal and interest are made in equal installments over the life of the security ("Amortizing Notes"), will be made either quarterly on each March 15, June 15, September 15 and December 15 or semiannually on each June 15 and December 15 as set forth in the applicable Pricing Supplement, and at Stated Maturity or upon earlier redemption or repayment. If this Note was originally issued between a Regular Record Date and an Interest Payment Date, the first payment of interest on this Note will be made on the Interest Payment Date following the next succeeding Regular Record Date to the Holder of this Note on such next succeeding Regular Record Date. Any interest not punctually paid or duly provided for shall be payable as provided in the Indenture.

 If this Note is denominated in a Specified Currency other than U. S. dollars, then the Holder may, by delivery of a written request to the Paying Agent at its principal office on or prior to the applicable Regular Record Date or at least 15 days prior to the Stated Maturity, as the case may be, elect to receive all such payments in U.S. dollars. Such election will remain in effect until revoked by written notice received by the Paying Agent not later than on or prior to the applicable Regular Record Date or at least 15 days prior to the Stated Maturity, as the case may be (but no such revocation may be made with respect to payments made on this Note if an Event of Default has occurred with respect thereto or upon the giving of a notice of redemption). In addition, if bid quotations for U.S. dollars of the type specified on the reverse side hereof are not available, the Currency Determination Agent (which shall be the Company unless otherwise set forth above) will be unable to exchange the Specified Currency for U.S. dollars and payments of principal and interest will be made in the Specified Currency. If the Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, payments will be made in U.S. dollars as described on the reverse side hereof.

 Payments in U.S. dollars of interest on this Note (other than interest payable at the Stated Maturity or upon earlier redemption or repayment) will be made by mailing a check to the Holder at the address of the Holder appearing in the Security Register on the applicable Regular Record Date. Principal and interest payable in U.S. dollars at the Stated Maturity or upon earlier redemption or repayment in respect of this Note will be paid in immediately available funds upon surrender of this Note at the principal office of the Paying Agent in Chicago, Illinois, in either case, accompanied by wire transfer instructions. Payments in a Specified Currency other than U.S. dollars of interest and principal on this Note will be made by wire transfer to an account with a bank located in the country issuing the Specified Currency (or with respect to Notes denominated in European Currency Units, or "ECUs," Brussels), as shall have been designated by filing the appropriate information with the Trustee at its Corporate Trust Office at least 15 days prior to the Interest Payment Date or Stated Maturity, as the case may be, by the Holder, provided that, in the case of payment of principal of (and premium, if any) and any interest due at the Stated Maturity, the Note is presented to the Paying Agent in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures.

 Reference is hereby made to the further provisions of this Note set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

 Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

 IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:                                 FEDERAL-MOGUL CORPORATION


Corporate Seal                   By:_____________________________
                                             Title


ATTEST:


By: _________________________________________


Trustee's Certificate of Authentication

This is one of the Securities of the
series described herein and referred
to in the within-mentioned Indenture.

CONTINENTAL BANK,
As Trustee


By______________________________
    Authorized Signatory

                          [REVERSE SIDE OF SECURITIES]

                           FEDERAL-MOGUL CORPORATION
                           MEDIUM-TERM NOTE, SERIES A

                                (Floating Rate)

         Section 1. General. This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Company (herein called the "Securities"), of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture, dated as of August 12, 1994 (the "Indenture"), between the Company and Continental Bank, as Trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, and may otherwise vary as in the Indenture provided. This Note is one of a series designated as "Medium-Term Notes, Series A" of the Company, limited in aggregate principal amount to U.S. $200,000,000, (or, if Notes of this series are to be Original Issue Discount Notes or are to be denominated in one or more Specified Currencies or with the amount payable in respect of principal of or any premium or interest to be determined by reference to the value, rate or price of one or more specified indices ("Indexed Notes"), such principal amount as shall result in an aggregate initial offering price of Notes equivalent to no more than $200,000,000), or in such lesser amount as may be reduced by the sale of Securities of another series. References herein to "Notes" shall mean the Notes of said Series A.

         Section 2. Payments. (a) Interest on this Note will be payable monthly, quarterly, semiannually or annually (the "Interest Payment Period") as shown on the face hereof. Except as provided below or on the face hereof, the date or dates on which interest will be payable (each an "Interest Payment Date") will be, (i) if this Note has a daily, weekly or monthly Interest Reset Date, the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year; (ii) if this Note has a quarterly Interest Reset Date, the third Wednesday of March, June, September and December of each year; (iii) if this Note has a semiannual Interest Reset Date, the third Wednesday of each of the two months of each year specified on the face hereof; and (iv) if this Note has an annual Interest Reset Date, the third Wednesday of one month of each year specified on the face hereof. Unless otherwise specified on the face hereof, if any Interest Reset Date for this Note would otherwise be a day that is not a Market Day, such Interest Payment Date shall be postponed to the next day that is a Market Day except that, if the Base Rate indicated on the face of this Note is LIBOR and if such Market Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Market Day.

         The rate of interest on this Note will be reset daily, weekly, monthly, quarterly, semiannually or annually (an "Interest Reset Date"), as specified on the face hereof. Unless otherwise specified on the face hereof, the Interest Reset Date will be, if the rate of interest on this Note resets daily, each Market Day; if the rate of interest on this Note (other than Treasury Rate Notes) resets weekly, Wednesday of each week; in the case of the Treasury Rate Notes that reset weekly, Tuesday of each week (except as provided below); if the rate of interest on this Note resets monthly, the third Wednesday of each month (with the exception of monthly reset 11th District Cost of Funds Rate Notes, which will reset on the first calendar day of the month); if the rate of interest on this Note resets quarterly, the third Wednesday of March, June, September and December; if the rate of interest on this Note resets semiannually, the third Wednesday of each of the two months of each year specified on the face hereof; and if the rate of interest on this Note resets annually, the third Wednesday of the month of each year specified on the face hereof. If any Interest Reset Date for this Note would otherwise be a day that is not a Market Day, such Interest Reset Date shall be postponed to the next succeeding Market Day, except that if the Base Rate indicated on the face of this Note is LIBOR and such Market Day is in the next succeeding calendar month, such Interest Reset Date shall be the next preceding Market Day. If the Base Rate indicated on the face of this Note is the Treasury Rate and if an auction of Treasury bills (as hereinafter defined) falls on a day that is an Interest Reset Date for this Note, the Interest Reset Date shall be the following day that is a Market Day.

         As used herein, "Business Day", means any Monday, Tuesday, Wednesday, Thursday or Friday, that in the Place of Payment is not a day on which banking institutions are authorized or obligated by law or executive order to close and "Market Day" means, with respect to Notes as to which LIBOR is an applicable Base Rate, a Business Day which is also a London Business Day. As used herein, "London Business Day" means any day (a) on which dealings in deposits in the Specified Currency are transacted in the London interbank market, (b) if the Designated LIBOR Currency is other than the ECU, on which dealings in deposits in such Designated LIBOR Currency are transacted in the London interbank market or (c) if the Designated LIBOR Currency is the ECU, that is not designated as an ECU Non-Settlement Day by the ECU Banking Association in Paris or otherwise generally regarded in the ECU interbank market as a day on which payments on ECUs shall not be made.

         (b) If this Note is denominated in other than U.S. dollars and if the Holder has made the election described in paragraph (c) below, payment in respect of this Note shall be made in U.S. dollars based on the highest indicated bid quotation for the purchase of U.S. dollars for the Specified Currency obtained by the Currency Determination Agent at approximately 11:00 A.M., New York City time, on the Second Market Day next preceding the applicable payment date (the "Conversion Date") from the bank composite or multi-contributor pages of the Quoting Source for three (or two if three are not available) major banks in The City of New York. The first three (or two) such banks selected by the Currency Determination Agent which are offering quotes on the Quoting Source will be used. If fewer than two such bid quotations are available at 11:00 A.M., New York City time, on the second Market Day next preceding the applicable payment date, such payment will be based on the noon buying rate in The City of New York for cable transfers for such Specified Currency as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") as of the second Market Day next preceding the applicable payment date. If the Market Exchange Rate for such date is not then available, such payment will be made in the Specified Currency, unless such Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, in which case payment will be made as described in paragraph (d) below. As used herein, the "Quoting Source" means Reuters Monitor Foreign Exchange Service, or if the Currency Determination Agent determines that such service is not available, Telerate Monitor Foreign Exchange Service, or if the Currency Determination Agent determines that neither service is available, such comparable display or other comparable manner of obtaining quotations as shall be agreed between the Company and the Currency Determination Agent. All currency exchange costs associated with any payment in U.S. dollars on this Note shall be borne by the Holder hereof by deductions from such payments.

         (c) If this Note is denominated in other than U.S. dollars, the Holder of this Note may elect to receive all such payments in U.S. dollars as described in paragraph (b) above by delivery of a written request to the Paying Agent at its principal office, which must be received by the Paying Agent on or prior to the applicable Regular Record Date or at least 15 calendar days prior to the Stated Maturity, as the case may be. Such election shall remain in effect unless and until revoked by written notice to the Paying Agent, but the Paying Agent must receive written notice of any such revocation on or prior to the Regular Record Date or at least 15 calendar days prior to the Stated Maturity, as the case may be (but no such revocation may be made with respect to payments made on this Note if an Event of Default has occurred with respect hereto or upon the giving of a notice of redemption). In the absence of manifest error, all determinations by the Currency Determination Agent shall be final and binding on the Company and the Holder of this Note.

         (d) If payment of this Note is required to be made in a Specified Currency (e.g. ECUs) other than U.S. dollars and on a payment date with respect to this Note such currency is unavailable, in the good faith judgment of the Company, due to the imposition of exchange controls or other circumstances beyond the Company's control, then all payments in respect of this Note shall be made in U.S. dollars until such currency unit is again available. Any payment made under such circumstances in U.S. dollars where the required payment is in a Specified Currency other than U.S. dollars will not constitute an Event of Default under the Indenture. The amount of each payment of U.S. dollars shall be computed on the basis of the equivalent of the currency unit in U.S. dollars, which shall be determined by the Currency Determination Agent on the following basis. The component currencies of the currency unit for this purpose (the "Component Currencies") shall be the currency amounts that were components of the currency unit as of the Conversion Date. The equivalent of the currency unit in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Component Currencies. The U.S. dollar equivalent of each of the Component Currencies shall be determined by the Currency Determination Agent on the basis of the Market Exchange Rate for each such Component Currency as of the Conversion Date.

         If the official unit of any Component Currency is altered by way of combination or subdivision, the number of units of that currency as a Component Currency shall be divided or multiplied in the same proportion. If two or more Component Currencies are consolidated into a single currency, the amounts of those currencies as Component Currencies shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated Component Currencies expressed in such single currency. If any Component Currency is divided into two or more currencies, the amount of the original Component Currency shall be replaced by the amounts of such two or more currencies, the sum of which shall be equal to the amount of the original Component Currency.

         All determinations referred to above made by the Currency Determination Agent shall be at its sole discretion (except to the extent expressly provided herein or on the face hereof that any determination is subject to approval by the Company) and, in the absence of manifest error, shall be conclusive for all purposes and binding on the Holder of this Note and the Company, and the Currency Determination Agent shall have no liability therefor.

         (e) Interest payments on each Interest Payment Date for this Note (except if the rate of interest on this Note resets daily or weekly) will include accrued interest from and including the Original Issue Date or from and including the last date in respect of which interest has been paid or duly provided for, as the case may be, to, but excluding, such Interest Payment Date or Stated Maturity. If the rate of interest on this Note resets daily or weekly, interest payments will include accrued interest from and including the Original Issue Date or from and including the last date in respect of which interest has been paid, as the case may be, to and including the Regular Record Date immediately preceding the applicable Interest Payment Date, except that at the Stated Maturity the interest payments will include accrued interest from and including the Issue Date, or from and including the last day in respect of which interest has been paid, as the case may be, to, but excluding, the Stated Maturity.

         Accrued interest shall be calculated by multiplying the principal amount of this Note by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. Unless otherwise set forth on the face hereof, the interest factor (rounded upward, if necessary, to the next higher one hundred-thousandth of a percent) for each such day is computed by dividing the interest rate applicable to such day by 360, if the Base Rate indicated on the face hereof is the Commercial Paper Rate, the Federal Funds Rate, the CD Rate, the Prime Rate, the 11th District Cost of Funds Rate or LIBOR or by the actual number of days in the year, if the Base Rate indicated on the face hereof is the Treasury Rate or the CMT Rate, or by 365 days if the Base Rate on the face hereof is the Kenny Rate. The interest rate applicable to any date that is an Interest Reset Date is the interest rate for such Interest Reset Date. The interest rate applicable to any other day is the interest rate for the immediately preceding Interest Reset Date (or, if none, the Initial Interest Rate, as described below). Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown on the face hereof. In addition, the interest rate hereon shall in no event be higher than the maximum interest rate permitted by New York law as the same may be modified by United States law of general application.

         (f) The interest rate in effect with respect to this Note from the Issue Date to the first Interest Reset Date (the "Initial Interest Rate") will be specified on the face hereof. The interest rate for each subsequent Interest Reset Date will be determined by the Calculation Agent as follows:

                 Determination of Commercial Paper Rate. If the Base Rate is the Commercial Paper Rate as indicated on the face hereof, the "Commercial Paper Rate" for each Interest Reset Date will be determined by the Calculation Agent as of the second Business Day prior to such Interest Reset Date (a "Commercial Paper Interest Determination Date") and shall be the Money Market Yield (as defined below) on such date of the rate for commercial paper having the Index Maturity as indicated on the face hereof, as such rate shall be published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates", or any successor publication ("H.15(519)"), under the heading "Commercial Paper." In the event that such rate is not published prior to 9:00 A.M., New York City time, on the Calculation Date (as defined below), then the Commercial Paper Rate shall be the Money Market Yield on such Commercial Paper Interest Determination Date of the rate for commercial paper of the specified Index Maturity as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 P.M. Quotations for U.S. Government Securities"
         ("Composite Quotations") under the heading "Commercial Paper."   If by
         3:00 P.M, New York City time, on such Calculation Date such rate is not yet published in Composite Quotations, then the Commercial Paper Rate for such Commercial Paper Interest Determination Date shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 A.M., New York City time, on such Commercial Paper Interest Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the specified Index Maturity, placed for an industrial issuer whose bond rating is "AA", or the equivalent, from a nationally recognized securities rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the Commercial Paper Rate with respect to such Commercial Paper Interest Determination Date will be the Commercial Paper Rate in effect on such Commercial Paper Interest Determination Date.

         "Money Market Yield" shall be a yield (expressed as a percentage rounded to the nearest one hundred thousandth of a percentage point) calculated in accordance with the following formula:

        Money Market Yield =     D  X  360     X  100
                                  360 - (D X M)
         where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the interest period for which interest is being calculated.

                 The Calculation Date pertaining to a Commercial Paper Interest Determination Date shall be the earlier of (i) the tenth calendar day after such Commercial Paper Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day, or (ii) the Business Day preceding the applicable Interest Payment Date or Stated Maturity, as the case may be.

                 The interest rate for each such Interest Reset Date shall be the Commercial Paper Rate applicable to such Interest Reset Date plus or minus the Spread and/or multiplied by the Spread Multiplier, as indicated on the face hereof; however, the interest rate in effect for the period from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate and the interest rate in effect for the 10 days immediately prior to the Stated Maturity or earlier redemption or repayment will be that in effect on the tenth day preceding such Stated Maturity or earlier redemption or repayment. If an Interest Reset Date would otherwise be a day that is not a Business Day, the Interest Reset Date shall be postponed to the next day that is a Business Day.

                 Determination of Federal Funds Rate. If the Base Rate is the Federal Funds Rate as indicated on the face hereof, the "Federal Funds Rate" means, with respect to any Federal Funds Interest Determination Date, the rate on such date for Federal funds as published in H.15(519) under the heading "Federal Funds (Effective)," or, if not so published by 9:00 A.M., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, the Federal Funds Rate will be the rate on such Federal Funds Interest Determination Date as published in the Composite Quotations under the heading "Federal Funds/Effective Rate." If such rate is not yet published in either H.15(519) or the Composite Quotations by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, the Federal Funds Rate for such Federal Funds Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight Federal funds, as of 9:00 A.M., New York City time, on such Federal Funds Interest Determination Date, arranged by three leading brokers of Federal funds transactions in The City of New York selected by the Calculation Agent; provided, however, that if the brokers selected as aforesaid by the Calculation Agent are not quoting as set forth above, the Federal Funds Rate with respect to such Federal Funds Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Interest Determination Date.

                 The Federal Funds Interest Determination Date shall be the second Business Day prior to such Interest Reset Date. The Calculation Date pertaining to a Federal Funds Interest Determination Date shall be the earlier of (i) the tenth calendar day after such Federal Funds Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day, or (ii) the Business Day preceding the applicable Interest Payment Date or Stated Maturity, as the case may be.

                 The interest rate for each such Interest Reset Date shall be the Federal Funds Rate plus or minus the Spread and/or multiplied by the Spread Multiplier as indicated on the face hereof; provided, however, the interest rate in effect for the period from the Issue Date to the first Interest Reset Date will be the Initial Interest Rate and the interest rate in effect for the 10 days immediately prior to the Stated Maturity or earlier redemption or repayment will be that in effect on the tenth day preceding such Stated Maturity or earlier redemption or repayment. If an Interest Reset Date would otherwise be a day that is not a Business Day, the Interest Reset Date shall be postponed to the next day that is a Business Day.

                 Determination of CD Rate. If the Base Rate is the CD Rate as indicated on the face hereof, the "CD Rate" means, with respect to any CD Rate Interest Determination Date, the rate on such date for negotiable certificates of deposit having the Index Maturity as designated on the face hereof as published in H.15(519) under the heading "CDs (Secondary Market)," or, if not so published by 9:00 A.M., New York City time, on the Calculation Date pertaining to such CD Rate Interest Determination Date, the CD Rate will be the rate on such CD Rate Interest Determination Date for negotiable certificates of deposit of the Index Maturity designated on the face hereof as published by the Federal Reserve Bank of New York in the Composite Quotations under the heading "Certificates of Deposit." If such rate is not yet published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CD Rate Interest Determination Date, the CD Rate for such CD Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such CD Rate Interest Determination Date, for certificates of deposit in the denomination of $5,000,000 with a remaining maturity closest to the Index Maturity designated on the face hereof of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit); provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as set forth above, the CD Rate with respect to such CD Rate Interest Determination Date will be the CD Rate in effect on such CD Rate Interest Determination Date.

                 The CD Rate Interest Determination Date shall be the second Business Day prior to such Interest Reset Date. The Calculation Date pertaining to a CD Rate Interest Determination Date shall be the earlier of (i) the tenth calendar day after such CD Rate Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day, or (ii) the Business Day preceding the applicable Interest Payment Date or Stated Maturity, as the case may be.

                 The interest rate for each such Interest Reset Date shall be the CD Rate plus or minus the Spread and/or multiplied by the Spread Multiplier as indicated on the face hereof; provided, however, the interest rate in effect for the period from the Issue Date to the first Interest Reset Date will be the Initial Interest Rate and the interest rate in effect for the 10 days immediately prior to the Stated Maturity or earlier redemption or repayment will be that in effect on the tenth day preceding such Stated Maturity or earlier redemption or repayment. If an Interest Reset Date would otherwise be a day that is not a Business Day, the Interest Reset Date shall be postponed to the next day that is a Business Day.

                 Determination of 11th District Cost of Funds Rate. If the Base Rate is the 11th District Cost of Funds Rate as indicated on the face hereof, the "11th District Cost of Funds Rate" means, with respect to any 11th District Interest Determination Date, the rate equal to the monthly weighted average cost of funds for the calendar month preceding such 11th District Interest Determination Date as set forth under the caption "11th District" on Telerate Page 7058 as of 11:00 A.M., San Francisco time, on such 11th District Interest Determination Date. If such rate does not appear on Telerate Page 7058 on any related 11th District Interest Determination Date, the 11th District Rate for such 11th District Cost of Funds Interest Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced

         (the "Index") by the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") as such cost of funds for the calendar month preceding the date of such announcement. If the FHLB of San Francisco fails to announce such rate for the calendar month next preceding such 11th District Interest Determination Date, then the 11th District Cost of Funds Rate for such 11th District Interest Determination Date will be the 11th District Cost of Funds Rate then in effect on such 11th District Interest Determination Date.

                 The 11th District Interest Determination Date shall be the last business day of the month immediately preceding such Interest Reset Date on which the FHLB of San Francisco publishes the Index. The Calculation Date pertaining to an 11th District Interest Determination Date shall be the earlier of (i) the tenth calendar day after such 11th District Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day, or (ii) the Business Day preceding the applicable Interest Payment Date or Stated Maturity, as the case may be.

                 The interest rate for each such Interest Reset Date shall be the 11th District Cost of Funds Rate plus or minus the Spread and/or multiplied by the Spread Multiplier as indicated on the face hereof; provided, however, the interest rate in effect for the period from the Issue Date to the first Interest Reset Date will be the Initial Interest Rate and the interest rate in effect for the 10 days immediately prior to the Stated Maturity or earlier redemption or repayment will be that in effect on the tenth day preceding such Stated Maturity or earlier redemption or repayment. If an Interest Reset Date would otherwise be a day that is not a Business Day, the Interest Reset Date shall be postponed to the next day that is a Business Day.

                 Determination of Kenny Rate. If the Base Rate is the Kenny Rate as indicated on the face hereof, the "Kenny Rate" means, with respect to any Kenny Rate Interest Determination Date, the high grade weekly index (the "Weekly Index") on such date made available by Kenny Information Systems ("Kenny") to the Calculation Agent. The Weekly Index is, and shall be, based upon 30 day yield evaluations at par of bonds, the interest on which is exempt from Federal income taxation under the Internal Revenue Code of 1986, as amended, of not less than five high grade component issuers selected by Kenny which shall include, without limitation, issuers of general obligation bonds. The specific issuers included among the component issuers may be changed from time to time by Kenny in its discretion. The bonds on which the Weekly Index is based shall not include any bonds on which the interest is subject to a minimum tax or similar tax under the Internal Revenue Code of 1986, as amended, unless all tax-exempt bonds are subject to such tax. In the event Kenny ceases to make available such Weekly Index, a successor indexing agent will be selected by the Calculation Agent, such index to reflect the prevailing rate for bonds rated in the highest short-term rating category by Moody's Investors Service, Inc. and Standard & Poor's Corporation in respect of issuers most closely resembling the high grade component issuers selected by Kenny for its Weekly Index, the interest on which is (A) variable on a weekly basis, (B) exempt from Federal income taxation under the Internal Revenue Code of 1986, as amended, and (c) not subject to a minimum tax or similar tax under the Internal Revenue Code of 1986, as amended, unless all tax-exempt bonds are subject to such tax. If such successor indexing agent is not available, the rate for any Kenny Rate Interest Determination Date shall be 60.4% of the rate determined if the Treasury Rate option had been originally selected.

                 The Kenny Rate Interest Determination Date shall be the second Business Day prior to such Interest Reset Date. The Calculation Date pertaining to a Kenny Rate Interest Determination Date shall be the earlier of (i) the tenth calendar day after such Kenny Rate Interest Determination Date or, if such day is not a Business Day, the next succeeding Business

         Day, or (ii) the Business Day preceding the applicable Interest Payment Date or Stated Maturity, as the case may be.

                 The interest rate for each such Interest Reset Date shall be the Kenny Rate plus or minus the Spread and/or multiplied by the Spread Multiplier as indicated on the face hereof; provided, however, the interest rate in effect for the period from the Issue Date to the first Interest Reset Date will be the Initial Interest Rate and the interest rate in effect for the 10 days immediately prior to the Stated Maturity or earlier redemption or repayment will be that in effect on the tenth day preceding such Stated Maturity or earlier redemption or repayment. If an Interest Reset Date would otherwise be a day that is not a Business Day, the Interest Reset Date shall be postponed to the next day that is a Business Day.

                 Determination of LIBOR. If the Base Rate is LIBOR as indicated on the face hereof, "LIBOR" for each such Interest Reset Date will be determined as follows:

                 (i) On the second London Market Day prior to the Interest Reset Date (a "LIBOR Interest Determination Date") relating to a LIBOR Note, either, as specified on the face hereof: (a) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates for deposits in the Designated LIBOR Currency having the Index Maturity specified on the face hereof, commencing on the second London Market Day immediately following the LIBOR Interest Determination Date, which appear on the Reuters Screen LIBO Page as of 11:00 A.M., London time, on the LIBOR Interest Determination Date, if at least two such offered rates appear on the Reuters Screen LIBO Page ("LIBOR Reuters"), or (b) if "LIBOR Telerate" is specified on the face hereof, the rate for deposits in the Designated LIBOR Currency having the Index Maturity specified on the face hereof, commencing on the second London Market Day immediately following such LIBOR Interest Determination Date, that appears on the Telerate Page 3750 as of 11:00 A.M., London time, on that LIBOR Interest Determination Date ("LIBOR Telerate"). Unless otherwise indicated on the face hereof, "Reuters Screen LIBO Page" means the display designated as Page "LIBO" on the Reuters Monitor Money Rate Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). "Telerate Page 3750" means the display designated as page "3750" on the Telerate Service (or such other page as may replace the 3750 page on that service or such other service or services as may be nominated by the British Bankers' Association (the "Association") for the purpose of displaying London interbank offered rates for U.S. dollar deposits).
                          In the case where (a) above applies, if fewer than two offered rates appear on the Reuters Screen LIBO Page, LIBOR in respect of that Interest Reset Date will be determined as if the parties had specified the rate described in (ii) below (unless the specified Reuters Screen LIBO Page by its terms provides only for a single rate, in which case such single rate shall be used), or, in the case where (b) above applies if no rate appears on the Telerate Page 3750, as applicable, LIBOR in respect of that Interest Reset Date will be determined as if the parties had specified the rate described in (ii) below.

                 (ii) With respect to any LIBOR Interest Determination Date on which this provision applies, the Calculation Agent will request the principal London office of each of four major banks in the London interbank market selected by the Calculation Agent to provide the Calculation Agent with its offered rate quotation for deposits in the Designated LIBOR Currency for the period of the Index Maturity specified on the face hereof, commencing on the second London Market Day immediately following such LIBOR Interest Determination Date, to prime banks in the London interbank market as of 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in such Designated LIBOR Currency in such market at such time. If at least two such quotations are provided, LIBOR for such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR for such Interest Determination Date will be the arithmetic means of the rates quoted as of 11:00 A.M. in the applicable Principal Financial Center, on such LIBOR Interest Determination Date by three major banks in such Principal Financial Center selected by the Calculation Agent for loans in the Designated LIBOR Currency to leading banks having the specified Index Maturity designated on the face hereof in a principal amount that is representative for a single transaction in such Designated LIBOR Currency in such market at such time; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined on such LIBOR Interest Determination Date will be LIBOR then in effect on such LIBOR Interest Determination Date.

         The Calculation Date pertaining to a LIBOR Interest Determination Date shall be the earlier of (i) the tenth calendar day after the LIBOR Interest Determination Date or, if such day is not a Market Day, the next succeeding Market Day, or (ii) the Market Day preceding the applicable Interest Payment Date or Stated Maturity, as the case may be.

         The interest rate for each such Interest Reset Date shall be LIBOR plus or minus the Spread and/or multiplied by the Spread Multiplier as indicated on the face hereof; provided, however, the interest rate in effect for the period from the Issue Date to the first Interest Reset Date will be the Initial Interest Rate and the interest rate in effect for the 10 days immediately prior to the Stated Maturity or earlier redemption or repayment will be that in effect on the tenth day preceding such Stated Maturity or earlier redemption or repayment. If an Interest Reset Date would otherwise be a day that is not a Market Day, the Interest Reset Date shall be postponed to the next day that is a Market Day, except that, in the case of a LIBOR Note, if such Market Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Market Day.

         "Designated LIBOR Currency" means, as with respect to any LIBOR Note, the currency (including a composite currency), if any, designated on this Note and the applicable Pricing Supplement as the Designated LIBOR Currency. If no such currency is designated on this Note and the applicable Pricing Supplement, the Designated LIBOR Currency shall be U.S. dollars.

         "Principal Financial Center" means, as with respect to any LIBOR Note, unless otherwise specified in this Note and the applicable Pricing Supplement, the capital city of the country that issues as its legal tender the Designated LIBOR Currency of this Note, except that with respect to U.S. dollars and ECUs, the Principal Financial Center shall be the City of New York and Brussels, respectively.

         Determination of Prime Rate. If the Base Rate is the Prime Rate as indicated on the face hereof, the "Prime Rate" means, with respect to any Prime Rate Interest Determination Date, the rate set forth in H.15(519) for such date opposite the caption "Bank Prime Loan." If such rate is not yet published by 9:00 A.M., New York City time, on the Calculation Date pertaining to such Prime Rate Interest Determination Date, the Prime Rate will be calculated by the Calculation Agent and will be the arithmetic mean of the rates of interest publicly announced by each bank named on the Reuters Screen

NYMF Page (as defined below) as such bank's prime rate or base lending rate as in effect for such Prime Rate Interest Determination Date as quoted on the Reuters Screen NYMF Page on such Prime Rate Interest Determination Date, or, if fewer than four such rates appear on the Reuters Screen NYMF Page for such Prime Rate Interest Determination Date, the rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on such Prime Rate Interest Determination Date by at least two of the three major money center banks in The City of New York selected by the Calculation Agent from which quotations are requested. If fewer than two quotations are provided, the Prime Rate for such Prime Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be determined as the arithmetic mean on the basis of the prime rates in The City of New York on such date by the appropriate number of substitute banks or trust companies organized and doing business under the laws of the United States, or any state thereof, in each case having total equity capital of at least U.S. $500 million and being subject to supervision or examination by federal or state authority, selected by the Calculation Agent to quote such rate or rates; provided, however, that if the Prime Rate is not published in H.15(519) and the banks or trust companies selected as aforesaid are not quoting as mentioned in this sentence, the "Prime Rate" with respect to such Prime Rate Interest Determination Date will be the interest rate otherwise in effect on such Prime Rate Interest Determination Date. "Reuters Screen NYMF Page" means the display designated as page "NYMF" on the Reuters Monitor Money Rates Service (or such other page as may replace the page NYMF on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

         The Prime Rate Interest Determination Date shall be the Second Business Day prior to such Interest Reset Date. The Calculation Date pertaining to a Prime Rate Interest Determination Date shall be the earlier of
(i) the tenth calendar day after such Prime Rate Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day, or
(ii) the Business Day preceding the applicable Interest Payment Date or Stated Maturity, as the case may be.

         The interest rate for each such Interest Reset Date shall be the Prime Rate plus or minus the Spread and/or multiplied by the Spread Multiplier as indicated on the face hereof; provided, however, the interest rate in effect for the period from the Issue Date to the first Interest Reset Date will be the Initial Interest Rate and the interest rate in effect for the 10 days immediately prior to the Stated Maturity or earlier redemption or repayment will be that in effect on the tenth day preceding such Stated Maturity or earlier redemption or repayment. If an Interest Reset Date would otherwise be a day that is not a Business Day, the Interest Reset Date shall be postponed to the next day that is a Business Day.

         Determination of Treasury Rate. If the Base Rate is the Treasury Rate as indicated on the face hereof, the "Treasury Rate" with respect to any Treasury Rate Interest Determination Date shall be the rate for the most recent auction of direct obligations of the United States ("Treasury bills") having the Index Maturity specified on the Note representing this Treasury Rate Note as published in H.15(519) under the heading "Treasury bills--auction average (investment)" or, if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Rate Interest Determination Date, the auction average rate (expressed as a bond equivalent, rounded upwards, if necessary, to the next higher one hundred-thousandth of a percent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the specified Index Maturity are not made available by the Federal Reserve Board or published or reported as provided above by 3:00 P.M., New York City time, on such Calculation Date or if no such auction is held in a particular week, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent, rounded upwards, if necessary, to the next higher one hundred-thousandth of a percent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the applicable Index Maturity; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate for such Treasury Rate Interest Determination Date will be the Treasury Rate in effect on such date.

         The Treasury Rate Interest Determination Date shall be the day of the week in which such Interest Reset Date falls on which Treasury bills would usually be auctioned. Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as a result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Interest Determination Date pertaining to the Interest Reset Date commencing in the next succeeding week. If an auction date shall fall on any Interest Reset Date for a Treasury Rate Note, then such Interest Reset Date shall instead be the first Business Day immediately following such auction date. The Calculation Date pertaining to a Treasury Rate Interest Determination Date will be the earlier of (i) the tenth calendar day after such Treasury Rate Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day, or (ii) the Business Day preceding the applicable Interest Payment Date or Stated Maturity, as the case may be.

         The interest rate for each such Interest Reset Date shall be the Treasury Rate plus or minus the Spread and/or multiplied by the spread Multiplier as indicated on the face hereof; provided, however, the interest rate in effect for the period from the Issue Date to the first Interest Reset Date will be the Initial Interest Rate and the interest rate in effect for the 10 days immediately prior to the Stated Maturity or earlier redemption or repayment will be that in effect on the tenth day preceding such Stated Maturity or earlier redemption or repayment. If an Interest Reset Date would otherwise be a day that is not a Business Day, the Interest Reset Date shall be postponed to the next day that is a Business Day.

         Determination of CMT Rate. If the Base Rate is the CMT Rate as indicated on the face hereof, the "CMT Rate" means, with respect to any CMT Interest Determination Date, the rate displayed on the Designated CMT Telerate Page (as defined below) under the caption "...Treasury Constant Maturities ... Federal Reserve Board Release H.15 ... Mondays Approximately 3:45 P.M.," under the column for the Designated CMT Maturity Index (as defined below) for (i) if the Designated CMT Telerate Page is 7055, the rate on such CMT Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the week, or the month, as applicable, ended immediately preceding the week in which the applicable CMT Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or if not displayed by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate for such CMT Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in the relevant H. 15(519). If such rate is no longer published, or if not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate for such CMT Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate for the CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M., New York City time, on the CMT Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original Maturity of approximately the Designated CMT Maturity Index and a remaining term to Stated Maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent cannot obtain three such Treasury Note quotations, the CMT Rate for such CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to Maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 P.M., New York City time, on the CMT Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original Maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to Stated Maturity closest to the Designated CMT Maturity Index and in an amount of at least $100,000,000. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; provided however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate will be the CMT Rate in effect on such CMT Interest Determination Date. If two Treasury Notes with an original maturity as described in the third preceding sentence, have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the CMT Rate Note with the shorter remaining term to Stated Maturity will be used.

         "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service on the page specified in the applicable Pricing Supplement (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as published in H.15(519)), for the purpose of displaying Treasury Constant Maturities as published in H.15(519). If no such page is specified in the applicable Pricing Supplement, the Designated CMT Telerate Page shall be 7052, for the most recent week.

         "Designated CMT Maturity Index" means the original period to maturity of the Treasury Notes (either one, two, three, five, seven, ten, twenty or thirty years) specified in the applicable Pricing Supplement with respect to which the CMT Rate will be calculated. If no such maturity is specified in the applicable Pricing Supplement, the Designated CMT Maturity Index shall be two years.

         The CMT Interest Determination Date shall be the Second Business Day prior to such Interest Reset Date. The Calculation Date pertaining to a CMT Interest Determination Date shall be the earlier of (i) the tenth calendar day after such CMT Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day, or (ii) the Business Day preceding the applicable Interest Payment Date or Stated Maturity, as the case may be.

         The interest rate for each such Interest Reset Date shall be the CMT Rate plus or minus the Spread and/or multiplied by the Spread Multiplier as indicated on the face hereof; provided, however, the interest rate in effect for the period from the Issue Date to the first Interest Reset Date will be the Initial Interest Rate and the interest rate in effect for the 10 days immediately prior to the Stated Maturity or earlier redemption or repayment will be that in effect on the tenth day preceding such

Stated Maturity or earlier redemption or repayment. If an Interest Reset Date would otherwise be a day that is not a Business Day, the Interest Reset Date shall be postponed to the next day that is a Business Day.

         The Trustee shall be the initial Calculation Agent. At the request of the Holder hereof, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate which will become effective on the next Interest Reset Date with respect to this Note.

         All percentages resulting from any calculations under this Note will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point (with five one-millionths of a percentage point being rounded upward), all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward), and all currency or currency unit amounts used in or resulting from any such calculation in respect of the Notes will be rounded to the nearest one-hundredth of a unit (with five one-thousandths being rounded upward).

         (g) Until the Notes are paid or payment thereof is duly provided for, the Company will, at all times, maintain a paying agent (the "Paying Agent") capable of performing the duties described herein to be performed by the Paying Agent. The Company has initially appointed the Trustee as the Paying Agent. The Company will notify the Holders of such Notes, in accordance with the Indenture, of any change in the Paying Agent or its address.

         Section 3. Redemption. If so specified on the face hereof, the Company may at its option redeem this Note in whole or from time to time in part on or after the date designated as the Initial Redemption Date on the face hereof at prices declining from a premium specified on the face hereof, if any, to par together with accrued interest to the date of redemption; provided, however, that interest installments due prior to the date fixed for redemption will be payable to the Holder of record at the close of business on the applicable Regular Record Date. The Company may exercise such option by causing a notice of such redemption to be mailed to each Holder by first class mail, postage prepaid, at least 30 but not more than 60 days prior to the date of redemption. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof. If less than all of the Notes with like tenor and terms to this Note are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

         Section 4. Repayment. If so specified on the face hereof, this Note will be repayable prior to the Stated Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof at a price equal to 100% of the principal amount hereof or, if this Note is a Discounted Security (as specified on the face hereof), at the applicable Optional Repayment Price shown on the face hereof, together with accrued interest to the date of repayment; provided, however, that interest installments due prior to the date fixed for repayment will be payable to the Holder of record at the close of business on the applicable Regular Record Date. Any repayment in part will be in increments of $1,000 or the minimum denomination specified on the face hereof (provided that any remaining principal amount thereof shall be at least $1,000 or such minimum denomination). For any Note to be repaid, such Note must be received, together with the form thereon entitled "Option to Elect Repayment" duly completed, by the Trustee at its Corporate Trust Office (or such other address of which the Company shall from time to time notify the Holders) not more than 60 nor less than 30 days prior to the date of repayment. Exercise of such repayment option by the Holder will be irrevocable.

         In the case of Book-Entry Notes represented by a Global Security or Securities held by or on behalf of the Depositary, and registered in the name of the Depositary or the Depositary's nominee, the option for repayment may be exercised by the applicable participant that has an account with the

Depositary, on behalf of the beneficial owners of the Global Security or Securities representing such Book-Entry Notes, by delivering a written notice substantially similar to the above mentioned form to the Trustee at its Corporate Trust Office (or such other address of which the Company shall from time to time notify the Holders), not more than 60 nor less than 30 days prior to the date of repayment. Notices of elections from participants on behalf of beneficial owners of the Global Security or Securities representing such Book-Entry Notes to exercise their option to have such Book-Entry Notes repaid must be received by the Trustee by 5:00 P.M., New York City time, on the last day for giving such notice. In order to ensure that a notice is received by the Trustee on a particular day, the beneficial owner of the Global Security or Securities representing such Book-Entry Notes must so direct the applicable participant before such participant's deadline for accepting instructions for that day. All notices shall be executed by a duly authorized officer of such participant (with signatures guaranteed) and shall be irrevocable. In addition, beneficial owners of the Global Security or Securities representing Book-Entry Notes shall effect delivery at the time such notices of election are given to the Depositary by causing the applicable participant to transfer such beneficial owner's interest in the Global Security or Securities representing such Book-Entry Notes, on the Depositary's records, to the Trustee.

         Section 5. Sinking Fund. Unless otherwise specified on the face hereof, the Notes will not be subject to any Sinking Fund.

         Section 6. Original Issue Discount Notes. Notwithstanding anything herein to the contrary, if this Note is an Original Issue Discount Note, the amount payable in the event of redemption or repayment, or declaration of acceleration following an Event of Default, prior to the Stated Maturity hereof in lieu of the principal amount due at the Stated Maturity hereof shall be the Amortized Face Amount of this Note as of the redemption date, the date of repayment, or the date of declaration of acceleration, as the case may be. The "Amortized Face Amount" of this Note shall be the amount equal to the sum of
(i) the principal amount of such Note multiplied by the Issue Price (expressed, for this purpose, as a percentage of the principal amount of the Note) set forth on the face hereof plus (ii) the portion of the difference between the dollar amount determined pursuant to the preceding clause (i) and the principal amount of such Note that has accrued at the yield to maturity set forth on the face hereof (computed in accordance with generally accepted financial practices) to such date of declaration, but in no event shall the Amortized Face Amount of an Original Issue Discount Note exceed its principal amount.

         Section 7. Events of Default. In case an Event of Default, as defined in the Indenture, with respect to the Notes shall have occurred and be continuing, the Trustee or Holders of at least 25% in principal amount of the Notes outstanding may declare the principal amount of all the Notes, and upon such declaration such principal amount of all the Notes, shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         Section 8. Modifications and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting, with certain exceptions as therein provided, the Holders of not less than a majority in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the right of the Holder of this Note, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

         Section 9. Authorized Denominations. Notes are issuable in registered form without coupons in the minimum denomination of $1,000, or the equivalent thereof in the Specified Currency, and in any larger amount that is an integral multiple of $1,000. Notes may be exchanged by the Holder hereof without charge except for any tax or other governmental charge imposed in connection therewith, for a like aggregate principal amount of Notes of other authorized denominations in the manner and subject to the limitations provided in the Indenture at the office or agency to be maintained by the Company in The City of New York, New York, or at such other location or locations as may be provided for in the Indenture.

         Section 10. Registration of Transfer. Upon due presentment for registration of transfer of this Note at the office or agency of the Company maintained for such purpose, one or more new Notes of authorized denominations, for an equal aggregate principal amount, will be issued to the transferee in exchange therefor subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

         If this Note is a Global Security (as specified on the face hereof), this Note is exchangeable only if (w) the Depositary notifies the Company and the Trustee in writing that it is unwilling or unable to continue as Depositary for this Global Security or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor Depositary is not appointed by the Company within 90 days, (x) the Company in its sole discretion determines that this Note shall be exchangeable for certificated Notes in registered form and delivers to the Trustee a written order as described in the Indenture that this Note shall be so exchangeable, or (y) there shall have occurred and be continuing an Event of Default or an event which, with the lapse of time or the giving of notice, or both, would constitute an Event of Default with respect to the Global Securities represented hereby or (z) there shall exist such other circumstances, if any, as specified for this purpose as contemplated by Section 301 of the Indenture, provided that this permanent Global Security shall be surrendered by the Depositary, or such other depositary as shall have been specified as provided in the Indenture, to the Trustee, as the agent for such purpose, to be exchanged, in whole or in part, for definitive Securities without charge, and the Trustee shall authenticate and deliver, in exchange for each portion of this permanent Global Security, an equal aggregate principal amount of definitive Securities, executed by the Company, of the same series of authorized denominations and of like tenor as the portion of this Global Security to be exchanged, which shall be in the form of registered Securities as provided in the Company's written order as described in the Indenture.

         Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, this global Note other than pursuant to clauses (w), (x), (y) or (z) above, shall be authenticated and delivered in the form of, and shall be, a Global Security. Except as provided above, owners of beneficial interests in this permanent Global Security will not be entitled to receive physical delivery of Notes in certificated registered form and will not be considered the Holders thereof for any purpose under the Indenture.

         Section 11. Owners. Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any Paying Agent and the Security Registrar may deem and treat the registered

Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof, and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company nor the Trustee nor any Paying Agent nor any Security Registrar shall be affected by any notice to the contrary.

         Section 12. Defeasance; Proceedings. The Indenture contains provisions, which apply to this Note, for defeasance of (i) the entire indebtedness of this Note and (ii) certain restrictive covenants, subject in either case to compliance by the Company with conditions set forth in the Indenture.

         As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

         Section 13. Definitions. All capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them therein.

         Section 14. Governing Law. This Note shall be governed and construed in accordance with the law of the State of New York.

                           OPTION TO ELECT REPAYMENT

         The undersigned owner of this Note hereby irrevocably elects to have the Company repay the principal amount of this Note or portion hereof below designated at the Optional Repayment Price indicated on the face hereof.

Dated:_________________________
                                        _______________________________________
                                        Signature
                                        Sign exactly as name appears on the
                                        front of this Security [SIGNATURE
                                        GUARANTEE - required only if Securities
                                        are to be issued and delivered to the
                                        other than the registered holder]

Principal amount to be repaid, if       Fill in for registration of Securities
amount to be repaid is less the         if to be issued otherwise than to the
principal amount of this Security       then registered holder:
(principal amount remaining must be
an authorized denomination)             Name:__________________________________
                                        Address:_______________________________
                                                 ______________________________
                                                 (Please print name and address
$______________________________                  including zip code)

                                        SOCIAL SECURITY OR OTHER TAXPAYER ID
                                        NUMBER

                                        ________________________________________

                                 ABBREVIATIONS


         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common
         TEN ENT - as tenants by the entireties
         JT TEN - as joint tenants with right of survivorship and not as tenants in common


         UNIF GIFT MIN ACT -         ................Custodian................
                                     (Cust)                     (Minor)

                                     Under Uniform Gifts to Minors Act

                                         _____________________________
                                                   (State)


         Additional abbreviations may also be used though not in the above list.
                             ____________________

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE





________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL
ZIP CODE OF ASSIGNEE

________________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing _____________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.


Dated:

                             ____________________
                                   Signature

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.